SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant   X
                         ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

     Preliminary Proxy Statement
---
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
---
 X   Definitive Proxy Statement
---
     Definitive Additional Materials
---
     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
---

                  ST. LANDRY FINANCIAL CORPORATION
------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

                                N/A
------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

 X   No fee required.
---
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---
     1)   Title of each class of securities to which transaction applies:

            -------------------
     2)   Aggregate number of securities to which transaction applies:

            -------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:  $
                                                             --------------
     5)   Total fee paid:  $
                            -------------
     Fee paid previously with preliminary materials.
---
     Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                   ST. LANDRY
                              FINANCIAL CORPORATION


                                                               December 20, 1996



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of St. Landry Financial Corporation, I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 2:30 p.m. on January 28, 1997 at the Company's office located at 459 East Landry Street, Opelousas, Louisiana.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on St. Landry Financial Corporation's fiscal 1996 financial and operating performance.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save St. Landry Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                           Sincerely,




                                           WAYNE McKINNON GILMORE
                                           President and Chief Executive Officer

                                   ST. LANDRY
                              FINANCIAL CORPORATION
                             459 East Landry Street
                           Opelousas, Louisiana 70570
                                 (318) 942-5748

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 28, 1997

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of St. Landry Financial Corporation (the "Company") will be held at the Company's office located at 459 East Landry Street, Opelousas, Louisiana at 2:30 p.m., Opelousas, Louisiana time, on January 28, 1997.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of four directors of the Company;

     2. The ratification of the appointment of John S. Dowling & Company as the auditors of the Company for the fiscal year ending September 30, 1997;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on December 19, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Wayne McKinnon Gilmore
                                           President and Chief Executive Officer


Opelousas, Louisiana
December 20, 1996


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                   ST. LANDRY
                              FINANCIAL CORPORATION
                             459 East Landry Street
                           Opelousas, Louisiana 70570
                                 (318) 942-5748

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 28, 1997


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of St. Landry Financial Corporation (the "Company"), the parent company of First Federal Savings and Loan Association of Opelousas ("First Federal" or the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's office located at 459 East Landry Street, Opelousas, Louisiana on January 28, 1997, at 2:30 p.m., Opelousas, Louisiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about December 20, 1996.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of four directors and the appointment of John S. Dowling & Company as auditors for the Company.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the ratification of auditors. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The appointment of John S. Dowling & Company as auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on such matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Anna Lee O. Dunbar, Secretary, St. Landry Financial Corporation, 459 East Landry Street, Opelousas, Louisiana 70570.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on December 19, 1996 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 459,093 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Association as a group.

                                                                     Shares
                                                                   Beneficially     Percent
                         Beneficial Owner                             Owned         of Class
--------------------------------------------------------------     ------------     --------
Aqua Fund L.P. and Lakeshore Capital, Inc.                           33,000(1)       7.18%
6262 S. Route 83
Suite 303
Willowbrook, Illinois  60514

West Broadway Partners, L.P.                                         44,400(2)       9.67
460 W. Broadway
4th Floor
New York, New York  10012

St. Landry Financial Corporation Employee Stock Ownership Plan       36,727(3)       8.00
459 East Landry Street
Opelousas, Louisiana  70570

Directors and executive officers of the Company                      43,255(4)       9.26
 and the Association, as a group (13 persons)
----------

(1) As reported by Aqua Fund L.P. ("Aqua") and Lakeshore Capital, Inc. ("Lakeshore") in a statement as of April 5, 1995 on Schedule 13D under the Exchange Act. Both Aqua and Lakeshore reported shared voting and dispositive power as to all such shares.

(2) As reported by West Broadway Partners, L.P. ("West Broadway") in a statement as of July 31, 1995 on Schedule 13G under the Exchange Act. West Broadway reported sole voting and dispositive power as to all of such shares.

(3) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 8,149 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(4) Includes shares held directly, as well as an aggregate of 4,982 shares which such officers and directors have the right to acquire pursuant to options granted under the Company's 1996 Stock Option and Incentive Plan ("Stock Option Plan") which will vest within 60 days, an aggregate of 2,819 shares of restricted stock which have been awarded to individual officers and directors under the Company's Recognition and Retention Plan ("RRP") which will vest within 60 days, shares held in retirement accounts, 3,193 shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and/or investment power. Excludes an aggregate of 19,953 shares which directors and officers will have the right to acquire pursuant to options granted under the Company's Stock Option Plan, subject to vesting provisions in equal annual installments over a five-year period which commences in January 1997 and an aggregate of 11,276 shares which have been awarded to directors and officers under the Company's RRP, subject to vesting provisions in equal annual installments over a five-year period which commences in January 1997.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of twelve members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                          Shares of Common
                                                                                Term     Stock Beneficially   Percent
                                                                    Director     to          Owned at           of
          Name             Age            Position(s) Held          Since(1)   Expire   December 19, 1996(2)   Class
------------------------   ---   --------------------------------   --------   ------   --------------------   -----
                                                     NOMINEES
                                                     --------
H. Kent Aguillard          42    Director                             1994      2000              510           (3)
Simon Howard Fournier      59    Director                             1994      2000              445           (3)
Marvin J. Schwartzenburg   49    Director                             1992      2000              465           (3)
Robert L. Wolfe, Jr.       42    Director                             1989      2000            3,510           (3)
                                          DIRECTORS CONTINUING IN OFFICE
                                          ------------------------------
Wayne McKinnon Gilmore     75    Chairman of the Board, President     1957      1998           13,836          3.00%
                                 and Chief Executive Officer
H. Andrew Myers, Jr.       47    Executive Vice President and         1991      1998            1,651           (3)
                                 Director
Martin A. Roy, Jr.         68    Vice President, Treasurer and        1969      1998            1,635           (3)
                                 Director
Randy C. Tomlinson         40    Director                             1990      1998            1,010           (3)
Anna Lee O. Dunbar         71    Director and Secretary               1989      1999            1,635           (3)
Lynette Young Feucht       44    Director                             1994      1999              510           (3)
Patrick Fontenot           50    Director                             1994      1999            3,135           (3)
Morgan J. Goudeau, III     67    Director                             1963      1999           12,885          2.80%
----------

(1)  Includes service as a director of the Association.

(2) Includes shares held directly, as well as shares subject to options granted under the Company's Stock Option Plan which will vest within 60 days, shares of restricted stock which have been awarded under the company's RRP which will vest within 60 days, shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power. Excludes shares which directors and officers will have the right to acquire pursuant to options granted under the Company's Stock Option Plan, subject to vesting provisions in equal annual installments over a five-year period which commences in January 1997 and shares which have been awarded to directors and officers under the Company's RRP, subject to vesting provisions in equal annual installments over a five-year period which commences in January 1997.

(3)  Less than 1%.

     The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     H. Kent Aguillard. Mr. Aguillard is a partner in the law firm of Young, Hoychick and Aguillard, LLP. Such law firm acts as counsel to the Association.

     Simon Howard Fournier. Mr. Fournier is employed on a part-time basis with the St. Landry Parish Assessor's office. In January 1994, he retired from the United States Department of Agriculture after 30 years of service.

     Marvin J. Schwartzenburg. Mr. Schwartzenburg is the Administrator of Bayon Vista Manor, a nursing home. From 1987 to 1993, he was Chief Executive Officer of Seasons Manufacturing, a clothing manufacturer.

     Robert L. Wolfe, Jr. Mr. Wolfe is President and Chief Executive Officer of Morgan Goudeau & Associates, Inc., a civil engineering company. He is the nephew of Morgan J. Goudeau, III, a director of the Company and the Association.

     Wayne McKinnon Gilmore. Mr. Gilmore is Chairman of the Board, President and Chief Executive Officer of the Company and the Association. He was elected to his present positions with the Company upon its formation in 1995. He was elected as a director and Chief Executive Officer of the Association in 1957, as President of the Association in 1987 and as Chairman of the Board of the Association in 1994.

     H. Andrew Myers, Jr. Mr. Myers joined the Association in 1989 as Executive Vice President. He was elected as Executive Vice President of the Company upon its formation in 1995. He is responsible for overseeing the daily management functions of the Company and the Association.

     Martin A. Roy, Jr. Mr. Roy is Vice President, Treasurer and Director of the Company and the Association and President of Roy Motors, Inc., an automobile dealership.

     Randy C. Tomlinson. Mr. Tomlinson is President of Magic Wand South, a manufacturer, planner and parts wholesaler for commercial car washes.

     Anna Lee O. Dunbar. Ms. Dunbar retired as Controller of the Association in 1987, after serving with the Association for 26 years.

     Lynette Young Feucht. Ms. Feucht has served as a City Court Judge in and for the City of Eunice, Louisiana since 1985. She is the daughter of J. Niles Young, a director emeritus of the Association.

     Patrick Fontenot. Mr. Fontenot is an Executive Vice President with Williams-Progressive Life Insurance Co. He is also Chairman of the Board of United Bank and Trust Company, New Orleans, Louisiana.

     Morgan J. Goudeau, III. Mr. Goudeau is the District Attorney for St. Landry Parish and acts as legal counsel to the Association. He is the uncle of Robert
L. Wolfe, Jr., a director of the Company and the Association.

Board of Directors' Meetings and Committees

     Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on an as needed basis. The Board of Directors of the Company held 12 meetings during the year ended September 30, 1996. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

     The Board of Directors of the Company has no standing committees.

     Board and Committee Meetings of the Association. Meetings of the Association's Board of Directors are held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended September 30, 1996 including 12 regularly scheduled meetings and no special meeting. During fiscal 1996, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings or the total number of meetings held by the committees of the Board of Directors on which he served.

     The Board of Directors has standing Executive, Audit, Appraisal, Loan and Compensation Committees.

     The Executive Committee, composed of Directors Gilmore, Roy and Dunbar, is authorized to exercise the powers of the board between meetings of the board. This committee did not meet in fiscal 1996.

     The Audit Committee, composed of Directors Dunbar, Wolfe and Roy provides for internal audits in order to assure compliance with all federal and state laws and regulations and Association policies. The Committee also provides for and reviews the Association's annual independent audit. This committee met once during the fiscal year ended September 30, 1996.

     The Appraisal Committee, composed of Directors Aguillard, Schwartzenburg and Tomlinson, review all appraisals performed on loans prior to approval. The committee met 12 times during fiscal 1996.

     The Loan Committee, composed of Directors Roy, Wolfe and Fournier approves loans of up to $250,000. This committee meets on an as needed basis.

     The Compensation Committee establishes compensation, bonuses and other benefits for the Bank's officers. The current members of the committee are Directors Wolfe, Goudeau and Roy. The committee met once during fiscal 1996.

     The Board of Directors has no standing nominating committees. The full Board of Directors acts as a nominating committee. While the Board will consider nominees recommended by others, the committee has not actively solicited nominations nor established any procedures for this purpose.

Director Compensation

     Cash Compensation of the Company. During fiscal 1996, the Board of Directors of the Company were not paid for their service in such capacity.

     Cash Compensation of the Association. Directors who have served on the Board of Directors since 1970 receive $750 per regularly scheduled meeting of the board attended. All other directors receive fees of $600 per regularly scheduled meeting of the board attended. There are no fees paid for service on any Board committee.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons.

     The following table sets forth the compensation paid or accrued by First Federal for services rendered by the Chief Executive Officer. No executive officer of the Association made in excess of $100,000 during fiscal 1996.


                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                               Long-Term
                                                              Compensation
                                                          ---------------------
                  Annual Compensation                            Awards
--------------------------------------------------------  ---------------------
                                                          Restricted
                                                            Stock      Options/    All Other
Name and Principal Position     Year   Salary(1)   Bonus   Award(s)      SARs     Compensation
                                          ($)       ($)      ($)          (#)         ($)
-----------------------------   ----   ---------   -----   --------    --------   ------------
Wayne McKinnon Gilmore,         1996   $80,550     $6,000  $95,628(2)  7,051(3)     $9,784(4)
President and Chief Executive   1995   $76,250     $6,000     ---        ---        $8,004(4)
Officer                         1994   $68,400     $6,000     ---        ---        $  ---
----------

(1) Includes board fees of $8,550, $6,050 and $4,800 paid in fiscal 1996, 1995 and 1994, respectively.

(2) Represents the dollar value, as of September 30, 1996, of 6,595 shares of the Company's Common Stock awarded to Mr. Gilmore, pursuant to the Company's RRP, based on the last trade sales price of $14.50 per share of the Company's Common Stock as reported on the National Daily Quotation Service or the "Pink sheets" by the National Quotation Bureau as of September 30, 1996. The shares of restricted stock vest in equal annual installments over a five year period commencing in January 1997.

(3) Represents an option to purchase shares of Common Stock awarded under the Company's Stock Option Plan. The options vest in equal annual installments over a five year period commencing in January 1997.

(4) Includes the Association's contribution to the ESOP of $9,784 and $8,004 paid in fiscal 1996 and 1995, respectively, on behalf of Mr. Gilmore.

     The following table sets forth certain information concerning grants of stock options pursuant to the Company's Stock Option and Incentive Plan to the named officers for the fiscal year ended September 30, 1996. No stock appreciation rights were granted during fiscal 1996.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------

                                Individual Grants
--------------------------------------------------------------------------------
                       Number of
                       Securities         % of Total
                       Underlying        Options/SARs     Exercise
                        Options/          Granted to      or Base
                         SARs             Employees        Price      Expiration
       Name            Granted (#)     in Fiscal Year      ($/Sh)         Date
------------------     -----------     --------------     --------    ----------
Wayne McK. Gilmore      7,051(1)             63%           $13.50      01/23/06
----------

(1) Represents options to purchase shares of the Company's common stock which vest in annual equal installments over a five year period commencing in January 1997.


     The following table provides information as to stock options exercised by the Company's Chief Executive Officer at September 30, 1996 and the value of in-the-money options held by the Company's Chief Executive Officer.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES
         --------------------------------------------------------------
                                                             Number of                         Value of
                                                       Securities Underlying                 Unexercised
                                                           Unexercised                      In-the-Money
                         Shares                           Options/SARs at                   Options/SARs at
                        Acquired        Value              FY-End (#)(1)                     FY-End ($)(2)
                       on Exercise     Realized     -----------------------------     -----------------------------
       Name                (#)           ($)        Exercisable     Unexercisable     Exercisable     Unexercisable
------------------     -----------     --------     -----------     -------------     -----------     -------------
Wayne McK. Gilmore         ---           ---           1,410             5,641          $1,410            $5,641
----------

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of in-the-money options granted based upon the last trade sales price of $14.50 per share of the Company's Common Stock as reported on the National Daily Quotation Service or the "pink sheets" by the National Quotation Bureau as of September 30, 1996.

Employment Agreements

     The  Association  has entered into  employment  agreements  with Wayne McK.
Gilmore, President and Chief Executive Officer of the Association; H. Andrew Myers, Jr., Executive Vice President of the Association; and Kathryn F. Chelette, Controller of the Association for three-year terms. The employment agreements do not change the salary or other benefits currently provided to such officers, however, such agreements provide for certain payments to such individuals in the event of a change in control which is not currently provided.

     The employment agreements provide for an annual base salary as determined by the Board of Directors, but not less than the employee's current salary. So long as the contract remains in force, salary increases will be reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contracts provide for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year. The contracts provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment contracts are terminable by the employees upon 90 days' notice to the Association.

     In the event there is a change in control of the Company or First Federal, as defined in the agreements, and if employment terminates involuntarily in connection with such change in control or within 12 months thereafter, the employment contracts provide for continuing payments to the employees, of the salary payable under the contracts over the portion of the term of the contracts that would remain but for the termination, plus a payment equal to 299% of the base amount of compensation as defined in the Code, provided that total payments under the agreements must be limited to the maximum amount that would not cause certain adverse tax consequences to the Association and the employees under
Section 280G of the Code. Assuming a change in control were to take place as of September 30, 1996, the aggregate amounts payable to Mr. Gilmore pursuant to this change in control provision would be approximately $212,000.

Benefit Plans

     General. First Federal currently provides health care benefits to its employees, including health and group life insurance, subject to certain deductibles and other limitations.

     Employee Stock Ownership Plan. The ESOP, which invests primarily in common stock of the Company, is designed to qualify as a stock bonus plan under Section 401(a) of the Code and also to meet the requirements of Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The ESOP was capitalized with a loan from the Company.

     The Association intends to make annual contributions to the ESOP in an amount to be determined annually by the Board of Directors, but not less than the amount needed to pay any currently maturing obligations under loans made to the ESOP. These contributions would be allocated among all eligible participants in proportion to their compensation. The Association will not make contributions if such contribution would cause the Association to violate its regulatory capital requirements. Contributions to the ESOP vest over five years, however, employees are given credit for prior service. With certain limitations, participants may make withdrawals from their accounts while actively employed. The vested portion of a participant's account will be distributed upon the later of his termination of employment or attainment of age 65.

     Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares of common stock held in their account. The trustee will vote unallocated shares, including shares subject to the ESOP debt. The trustee, who has dispositive power over the shares in the Plan, is not affiliated with the Company or the Association.

     The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries. Contributions to the ESOP on behalf of Mr. Gilmore are included in the Summary Compensation Table.

Certain Transactions

     The Association, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence or a certificate of deposit. All loans to the Association's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Association. All loans from the Association to its officers, directors, key employees or their affiliates are approved or ratified by a majority of the independent and disinterested members of the Association's Board of Directors. At September 30, 1996, the Association had loans outstanding to directors, executive officers and their associates with an aggregate principal balance of $465,000, which was 11% of the Association's retained earnings at that date.

     The law firm of Young, Hoychick and Aguillard acts as counsel to the Company. H. Kent Aguillard, director of the Company, is a partner in such firm. Morgan Goudeau, director of the Company, also serves as counsel to the Company. The legal fees received, directly or indirectly, from the Company for professional services to Young, Hoychick and Aguillard during the fiscal year ended September 30, 1996 did not exceed 5% of the firm's gross revenues. The legal fees received, directly or indirectly, from the Company for professional services to Mr. Goudeau during the fiscal year ended September 30, 1996 were approximately $73,000.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

     At the Annual Meeting of Stockholders, the stockholders will consider and vote on the ratification of the appointment of John S. Dowling & Company ("Dowling") as the Company's independent auditors for the Company's fiscal year ending September 30, 1997.

     The Board of Directors of the Company has heretofore renewed the Company's arrangement for Dowling to be the Company's auditors for the fiscal year ending September 30, 1997, subject to ratification by the Company's stockholders. Representatives of Dowling are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DOWLING AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 459 East Landry Street, Opelousas, Louisiana 75070, no later than August 22, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.


Opelousas, Louisiana
December 20, 1996

                                   ST. LANDRY
                             FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 28, 1997


     The undersigned hereby appoints the Board of Directors of St. Landry Financial Corporation (the "Company") with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's office located at 459 East Landry Street, Opelousas, Louisiana, on January 28, 1997 at 2:30 p.m. and at any and all adjournments and postponements thereof.


I. The election as directors of all nominees listed below (except as marked to the contrary):

                   [  ] FOR                        [  ] VOTE WITHHELD

INSTRUCTION:  To withhold your vote for any individual nominee, strike a line in that nominee's name below.

    H. KENT AGUILLARD    SIMON HOWARD FOURNIER    MARVIN J. SCHWARTZENBURG
                          ROBERT L. WOLFE, JR.

II. The ratification of the appointment of John S. Dowling & Company as auditors of the Company for the fiscal year ending September 30, 1997.

         [  ] FOR               [  ] AGAINST            [  ] ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

________________________________________________________________________________

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
________________________________________________________________________________

        The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.


                                   (Continued and to be SIGNED, on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

                                          Dated: _____________________, 199_____

                                          ______________________________________
                                                 Signature of Stockholder

                                          ______________________________________
                                                 Signature of Stockholder


                                          Please  sign  exactly as your  name(s)
                                          appear(s) to the left. When signing as
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give your
                                          full   title.   If  shares   are  held
                                          jointly, each holder should sign.

    ________________________________________________________________________

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE
    ________________________________________________________________________